UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2012

ARIAD Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-21696	22-3106987
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 Landsdowne Street, Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (617) 494-0400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01       Other Events.

On December 9, 2012, ARIAD Pharmaceuticals, Inc. (the “Company”) issued the first of three press releases on data featured at the 54th Annual Meeting of the American Society of Hematology (ASH) which was held in Atlanta, Georgia. The first press release announced twelve-month follow-up data from the Company’s pivotal PACE trial of ponatinib, its investigational BCR-ABL inhibitor, in heavily pretreated patients with resistant or refractory chronic myeloid leukemia (CML) or Philadelphia chromosome-positive acute lymphoblastic leukemia (Ph+ ALL). The data reported showed that 56 percent of chronic-phase CML patients in the trial, including 70 percent of patients with a T315I mutation, achieved a major cytogenetic response (MCyR), the primary end-point for chronic-phase CML patients.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01 of this Current Report on Form 8-K.

In a press release issued on December 10, 2012, the Company announced updated molecular response data from ARIAD’s Phase 1 and pivotal Phase 2 trials of ponatinib in heavily pretreated patients with resistant or intolerant CML or Ph+ ALL.  The data reported showed that 51 percent of chronic-phase CML patients in the Phase 1 trial achieved a major molecular response (MMR) with a median follow-up of 30 months, and 34 percent of chronic-phase patients achieved MMR in the PACE trial with a median follow-up of 15 months. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference into this Item 8.01 of this Current Report on Form 8-K.

In the third press release, issued on December 11, 2012, the Company announced twelve-month follow-up data from the pivotal PACE trial of ponatinib in heavily pretreated patients with advanced forms of CML or Ph+ ALL.  The data reported showed that 57 percent of accelerated-phase CML patients in the trial, including 50 percent of patients with the T315I mutation, achieved a major hematologic response (MaHR), the primary end-point for patients with advanced disease in the trial.  A copy of the press release is attached hereto as Exhibit 99.3 and is incorporated by reference into this Item 8.01 of this Current Report on Form 8-K.

ITEM 9.01 Financial Statements and Exhibits.

(d)   The following exhibit is filed with this report:

Exhibit Number	Description

99.1	Press Release dated December 9, 2012.

99.2	Press Release dated December 10, 2012.

99.3	Press Release dated December 11, 2012.

The press releases contain hypertext links to information on our website.  The information on our website is not incorporated by reference into this Current Report on Form 8-K and does not constitute a part of this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARIAD Pharmaceuticals, Inc.

		By:	/s/ Edward M. Fitzgerald
Edward M. Fitzgerald
Executive Vice President, Chief Financial Officer

Date:	December 11, 2012

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